                                                                   EXHIBIT 10(g)

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment"), dated as of February 7, 2002, is entered into by and among The Williams Companies, Inc., a Delaware corporation, as Borrower pursuant to the Credit Agreement (as hereinafter defined), the Banks from time to time party to the Credit Agreement, the Co-Syndication Agents as named therein, the Co-Documentation Agents as named therein and Citibank, N.A., as agent for the Banks (in such capacity, the "Agent"). Except as otherwise defined or as the context requires, terms defined in the Credit Agreement are used herein as therein defined.

                                   WITNESSETH:

         WHEREAS, The Williams Companies, Inc. ("TWC" or the "Borrower") has entered into a certain Credit Agreement dated as of July 25, 2000 with the financial institutions from time to time party thereto (the "Banks"), The Chase Manhattan Bank and Commerzbank AG, as Co-Syndication Agents, Credit Lyonnais New York Branch, as Documentation Agent, and Citibank, N.A., as Agent (the "Original Credit Agreement"), which has been amended by that certain Waiver and First Amendment to Credit Agreement dated as of January 31, 2001, and by that certain Limited Waiver and Second Amendment to Credit Agreement dated as of July 24, 2001 (the Original Credit Agreement, as so amended to the date hereof, the "Credit Agreement");

         WHEREAS, the Borrower and the Banks now desire to amend the Credit Agreement in certain respects, as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the Banks hereby agree as follows:

         SECTION 1. Amendment of Section 1.1 of the Credit Agreement. Section
1.1 of the Credit Agreement is hereby amended as follows:

                  (a) The definition of "Debt" in such Section 1.1 is hereby amended and restated to read in its entirety as follows:

                  "Debt" means, in the case of any Person, (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures or notes, (iii) obligations of such Person to pay the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of business), (iv) monetary obligations of such Person as lessee under leases that are, in accordance with generally accepted accounting principles, recorded as capital leases, (v) obligations of such Person under guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) of this definition and (vi) indebtedness or obligations of others of the kinds referred to in clauses (i) through
         (v) of this definition secured by any Lien on or in respect of any property of such Person; provided, however, that

         (w) Debt shall not include any obligations of the Borrower in respect of the FELINE PACS; (x) Debt shall not include any obligation under or resulting from any agreement referred to in paragraph (y) of Schedule III; (y) in the case of the Borrower, Debt shall not include any contingent obligation of the Borrower relating to indebtedness incurred by any SPV, WCG or a WCG Subsidiary pursuant to the WCG Structured Financing (except that in the event that the WCG Refinancing Transaction shall have occurred, then Debt shall include the aggregate amount of the WCG Structured Financing for which the Borrower or any of its Subsidiaries shall have become directly and primarily liable); and
         (z) it is the understanding of the parties hereto that Debt shall not include any monetary obligations or guaranties of monetary obligations of Persons as lessee under leases that are, in accordance with generally accepted accounting principles, recorded as operating leases.

                  (b) The following definition of "FELINE PACS" is hereby inserted in the alphabetically appropriate location in such Section 1.1:

                  "FELINE PACS" means those certain units, as described in the Borrower's prospectus supplement dated January 7, 2002, issued by the Borrower in January, 2002 in an aggregate face amount of $1,100,000,000.

                  (c) The definition of "Net Worth" in such Section 1.1 is hereby amended and restated to read in its entirety as follows:

                  "Net Worth" of any Person means, as of any date of determination the excess of total assets of such Person over total liabilities of such Person, total assets and total liabilities each to be determined in accordance with generally accepted accounting principles; provided, however, that for purposes of calculating Net Worth, total liabilities shall not include any obligations of the Borrower in respect of the FELINE PACS.

                  (d) The definition of "WCG Note" is hereby inserted in the alphabetically appropriate location in such Section 1.1:

                  "WCG Note" means that certain promissory note dated March 28, 2001 issued by WCG to WCG Note Trust, a Delaware business trust, in a principal amount of $1,500,000,000 with a maturity date of March 31, 2008.

                  (e) The definition of "WCG Refinancing Transaction" is hereby inserted in the alphabetically appropriate location in such Section 1.1:

                  "WCG Refinancing Transaction" means any transaction or series of related transactions pursuant to which the Borrower or any Subsidiary of the Borrower becomes directly and primarily liable to the holders of the WCG Senior Notes for an aggregate amount not exceeding the outstanding principal amount of the WCG Senior Notes, together with all accrued and unpaid interest thereon, any fees, and any premiums or make-whole payments payable as a result of a prepayment or early redemption of the WCG Senior Notes, including, without limitation, by means of (i) any amendment to the transaction documents pursuant to which the WCG Senior Notes were issued, (ii) an exchange offer or tender offer for the WCG Senior Notes or the WCG Note in consideration for which the Borrower or any Subsidiary of the Borrower issues debt securities of the Borrower or any Subsidiary of the Borrower, (iii) any redemption or repurchase, in whole or in part, of the WCG Senior Notes by the Borrower or any Subsidiary of the Borrower, (iv) any exercise of the "Share Trust Release Option" as defined in the transaction documents pursuant to which the WCG Senior Notes were issued, or (v) the Borrower or any Subsidiary of the Borrower making any payments in respect of the WCG Senior Notes or the WCG Note.

                  (f) The definition of "WCG Reimbursement Obligations" is hereby inserted in the alphabetically appropriate location in such Section 1.1:

                  "WCG Reimbursement Obligations" means any obligations of any WCG Subsidiary in favor of the Borrower, any Subsidiary of the Borrower or the WCG Senior Notes Issuer pursuant to which such WCG Subsidiary has agreed to pay the Borrower, any Subsidiary of the Borrower or the WCG Senior Notes Issuer an amount equal to or less than the total amount of the obligations incurred by the Borrower and/or its Subsidiaries in connection with the WCG Refinancing Transaction, including, without limitation, in respect of principal, interest, fees and any premiums or make-whole payments payable as a result of a prepayment or early redemption of the WCG Senior Notes.

                  (g) The definition of "WCG Senior Notes" is hereby inserted in the alphabetically appropriate location in such Section 1.1:

                  "WCG Senior Notes" means those certain 8.25% Senior Secured Notes due 2004 in an aggregate principal amount of $1,400,000,000 issued by the WCG Senior Notes Issuer.

                  (h) The definition of "WCG Senior Notes Issuer" is hereby inserted in the alphabetically appropriate location in such Section 1.1:

                  "WCG Senior Notes Issuer" means, collectively, WCG Note Trust, a Delaware business trust, and WCG Note Corp., Inc., a Delaware corporation.

         SECTION 2. Amendment of Section 5.2. Section 5.2 of the Credit Agreement is hereby amended as follows:

                  (a) Clause (c) of Section 5.2 is hereby amended by deleting the word "or" at the end of subclause (iii) thereof, deleting the period at the end of subclause (iv) thereof and inserting "; or" in its place, and inserting the following new subclause (v) immediately following the existing clause (iv):

                  "(v) Williams Pipeline Company, LLC from (1) selling, conveying or otherwise transferring all or substantially all of its assets to another Person or (2) merging or consolidating with or into another Person, in either case, for fair-market value and on commercially reasonable terms and conditions in the good faith judgment of the Borrower."

                  (b) Clause (e) of Section 5.2 is hereby amended and restated to read in its entirety as follows:

                  "(e) Loans and Advances; Investments. Make or permit to remain outstanding, or allow any of its Subsidiaries to make or permit to remain outstanding, any loan or advance to, or own, purchase or acquire any obligations or debt securities of, any WCG Subsidiary, except that the Borrower and its Subsidiaries may (i) permit to remain outstanding loans and advances to a WCG Subsidiary existing as of the date hereof and listed on Exhibit E hereof (and such WCG Subsidiaries may permit such loans and advances to remain outstanding), (ii) purchase or acquire the WCG Senior Notes or the WCG Note pursuant to the WCG Refinancing Transaction, and (iii) purchase or acquire and permit to remain outstanding, the WCG Reimbursement Obligations. Except for those investments in existence on the date hereof and listed on Exhibit E hereof, purchases or acquisitions pursuant to the WCG Refinancing Transaction and purchases or acquisitions of WCG Reimbursement Obligations, the Borrower shall not, and shall not permit any of its Subsidiaries to, acquire or otherwise invest in any stock or other equity or other ownership interest in a WCG Subsidiary."

                  (c) Clause (i) of Section 5.2 is hereby amended by deleting the period at the end of the existing clause (i) and inserting in its place the following:

                  "; provided, however, that nothing contained herein shall prohibit or otherwise restrict the ability of the Borrower or any Subsidiary of the Borrower from incurring liability pursuant to the WCG Refinancing Transaction."

                  (d) The last sentence of clause (k) of Section 5.2 is hereby amended by deleting the period at the end of the last sentence of the existing clause (k) and inserting in its place the following:

                  "; provided, however, that nothing contained herein shall prohibit or otherwise restrict the ability of the Borrower or any Subsidiary of the Borrower to use the proceeds of any Advance to own, purchase or acquire the WCG Senior Notes pursuant to the WCG Refinancing Transaction."

         SECTION 3. Representations and Warranties. To induce the Agent and the Banks to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Credit Agreement (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

                  (a) The Borrower is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate or limited liability company powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects, except for those licenses, authorizations, certificates, consents and approvals which the failure to have could not reasonably be expected to have a material adverse effect on the business, assets, condition or operation of the Borrower and its Subsidiaries taken as a whole. Each material Subsidiary of the Borrower is duly organized or validly formed, validly existing and (if applicable) in good standing under the laws of its jurisdiction of incorporation or formation, except where the failure to be so organized, existing and in good standing could not reasonably be expected to have a material adverse effect on the business, assets, condition or operations of the Borrower and its Subsidiaries taken as a whole. Each material Subsidiary of the Borrower has all corporate or limited liability company powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects, except for those licenses, authorizations, certificates, consents and approvals which the failure to have could not reasonably be expected to have a material adverse effect on the business, assets, condition or operation of the Borrower and its Subsidiaries taken as a whole.

                  (b) The execution, delivery and performance by the Borrower of this Amendment and the consummation of the transactions contemplated by this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Borrower's charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Borrower and will not result in or require the creation or imposition of any Lien.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment or the consummation of the transactions contemplated by this Amendment.

                  (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment and the Credit Agreement as amended by this Amendment are the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and by general principles of equity.

                  (e) Except as set forth in the Public Filings and except for certain class-action lawsuits filed on or after January 29, 2002 alleging fraud and other violations of applicable securities laws, there is, as to the Borrower, no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower or any material Subsidiary of the Borrower before any court, governmental agency or arbitrator, which could reasonably be expected to materially and adversely affect the financial condition or operations of the Borrower and its Subsidiaries taken as a whole or which purports to affect the legality, validity, binding effect or enforceability of this Amendment, the Credit Agreement or any Note. For the purposes of this Section, "Public Filings" shall mean the Borrower's annual report on Form 10-K for the year ended December 31, 2000, and the Borrower's quarterly reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001.

                  (f) Upon giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default or which would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned upon receipt by the Agent of all the following documents, each in form and substance satisfactory to the Agent:

                  (a) Counterparts of this Amendment executed by the Borrower, the Agent and Banks constituting not less than the Majority Banks;

                  (b) A certificate of the Secretary or Assistant Secretary of the Borrower as to (i) any changes (or the absence of changes) since July 25, 2000 to its certificate of incorporation and its by-laws as of the date hereof,
(ii) the resolutions of the Borrower authorizing the execution of this Amendment and (iii) the names and true signatures of the officers authorized to execute this Amendment;

                  (c) An opinion of William G. von Glahn, General Counsel of the Borrower, substantially in the form of Exhibit A hereto; and

                  (d) Such other documents as the Agent shall have reasonably requested.

         SECTION 5. Effect. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         SECTION 6. Fees. The Borrower shall pay (a) to each Bank that shall have approved this Amendment and shall have delivered to the Agent a duly executed counterpart hereof not later than 12:00 p.m. central standard time on February 7, 2002, a fee equal to 0.25% of each such Bank's respective Commitment, and (b) to each other Bank that shall have approved this Amendment and shall have delivered a duly executed counterpart hereof not later than 12:00 p.m. central standard time on February 14, 2002, a fee equal to 0.10% of each such other Bank's respective Commitment.

         SECTION 7. Governing Law, Etc. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         SECTION 8. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

         SECTION 9. Successors and Assigns. This Amendment shall be binding upon the Borrower, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of each of the Borrower, the Agent and the Banks and the successors and assigns of the Banks.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, to be effective as of the date first written above.

                                       BORROWER:

                                       THE WILLIAMS COMPANIES, INC.



                                       By: /s/ James G. Ivey
                                          --------------------------------------
                                       Name: James G. Ivey
                                       Title: Treasurer



                                      S--1

                                       AGENT:

                                       CITIBANK, N.A., as Agent



                                       By:
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                       CO-SYNDICATION AGENTS:

                                       JPMORGAN CHASE BANK
                                       (formerly known as
                                       THE CHASE MANHATTAN BANK),
                                       as Co-Syndication Agent and as a Bank



                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------

                                       COMMERZBANK AG, as Co-Syndication Agent



                                       By: /s/ Brian J. Campbell
                                          --------------------------------------
                                                   Senior Vice President
                                                     Authorized Officer

                                       By: /s/ D. L. Ward, Jr.
                                          --------------------------------------
                                                 Assistant Vice President
                                                   Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                      S--2

                                       CO-DOCUMENTATION AGENTS:

                                       CREDIT LYONNAIS NEW YORK BRANCH,
                                       as Co-Documentation Agent and as a Bank



                                       By: /s/ Bernard Weymuller
                                          --------------------------------------
                                                  Senior Vice President
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------

                                       BANK OF AMERICA, N.A.
                                       as Co-Documentation Agent and as a Bank



                                       By: /s/ Claire Liu
                                          --------------------------------------
                                                   Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                      S--3

                                       BANKS:

                                       CITIBANK, N.A.



                                       By: /s/ Todd J. Mogil
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                      S--4

                                       THE BANK OF NOVA SCOTIA



                                       By: /s/ M. D. Smith
                                          --------------------------------------
                                                            Agent
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                      S--5

                                       BANK ONE NA (CHICAGO)



                                       By: /s/ Dianne L. Russell
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                      S--6

                                       COMMERZBANK AG,
                                       NEW YORK AND GRAND CAYMAN BRANCHES


                                       By: /s/ Brian J. Campbell
                                          --------------------------------------
                                                   Senior Vice President
                                                     Authorized Officer

                                       By: /s/ D. L. Ward, Jr.
                                          --------------------------------------
                                                  Assistant Vice President
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                      S--7

                                       THE FUJI BANK, LIMITED


                                       By: /s/ Jacques Azagury
                                          --------------------------------------
                                              Senior Vice President & Manager
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                      S--8

                                       NATIONAL WESTMINSTER BANK PLC
                                       NEW YORK BRANCH



                                       By: /s/ Patricia J. Dundee
                                          --------------------------------------
                                          Name:  Patricia J. Dundee
                                          Title: Senior Vice President

                                       Date:                              , 2002
                                            ------------------------------



                                      S--9

                                       ABN AMRO BANK, N.V.



                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                     Authorized Officer

                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--10

                                       BANK OF MONTREAL



                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--11

                                       THE BANK OF NEW YORK



                                       By: /s/ Raymond J. Palmer
                                          --------------------------------------
                                                      Vice President
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--12

                                       BARCLAYS BANK PLC



                                       By: /s/ Nicholas A. Bell
                                          --------------------------------------
                                           Director, Loan Transaction Management
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--13

                                       CIBC INC.



                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--14

                                       CREDIT SUISSE FIRST BOSTON



                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                     Authorized Officer

                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--15

                                       ROYAL BANK OF CANADA



                                       By: /s/ Tom J. Oberaigner
                                          --------------------------------------
                                                       Senior Manager
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--16

                                       THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                       HOUSTON AGENCY



                                       By:
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--17

                                       FLEET NATIONAL BANK
                                       f/k/a Bank Boston, N.A.



                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--18

                                       SOCIETE GENERALE, SOUTHWEST AGENCY



                                       By: /s/ J. Douglas McMurray, Jr.
                                          --------------------------------------
                                                    Managing Director
                                                    Authorized Officer


                                       Date:                              , 2002
                                            ------------------------------



                                     S--19

                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                       NEW YORK BRANCH



                                       By: /s/ Michael N. Oakes
                                          --------------------------------------
                                           Senior Vice President, Houston Office
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--20

                                       TORONTO DOMINION (TEXAS), INC.



                                       By: /s/ Jill Hall
                                          --------------------------------------
                                                      Vice President
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--21

                                       UBS AG, STAMFORD BRANCH



                                       By: /s/ Patricia O'Ricki
                                          --------------------------------------
                                           Director, Banking Products Services
                                                    Authorized Officer

                                       By: /s/ Wilfred V. Saint
                                          --------------------------------------
                                          Associate Director Banking Products
                                                        Services US
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--22

                                       WELLS FARGO BANK TEXAS, N.A.



                                       By: /s/ J. Alan Alexander
                                          --------------------------------------
                                                      Vice President
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--23

                                       WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW
                                       YORK BRANCH



                                       By: /s/ Salvatore Battinelli
                                          --------------------------------------
                                           Managing Director, Credit Department
                                                   Authorized Officer

                                       By: /s/ Jeffrey S. Davidson
                                          --------------------------------------
                                                     Associate Director
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--24

                                       CREDIT AGRICOLE INDOSUEZ



                                       By: /s/ Brian Knezeak
                                          --------------------------------------
                                                   First Vice President
                                                    Authorized Officer

                                       By: /s/ Mark Lvoff
                                          --------------------------------------
                                           First Vice President, Head of Energy
                                                          Platform
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--25

                                       SUNTRUST BANK



                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--26

                                       THE DAI-ICHI KANGYO BANK, LTD.



                                       By: /s/ Maureen Carson
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--27

                                       ARAB BANKING CORPORATION (B.S.C.)



                                       By: /s/ Robert J. Ivosevich
                                          --------------------------------------
                                                  Deputy General Manager
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--28

                                       BANK OF CHINA, NEW YORK BRANCH



                                       By:
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--29

                                       BANK OF OKLAHOMA, N.A.



                                       By: /s/ Robert D. Mattax
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--30

                                       BNP PARIBAS, HOUSTON AGENCY



                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                     Authorized Officer

                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--31

                                       KBC BANK N.V.



                                       By: /s/ Robert Snauffer
                                          --------------------------------------
                                                   First Vice President
                                                    Authorized Officer

                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                       Vice President
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--32

                                       SUMITOMO MITSUI BANKING CORPORATION



                                       By: /s/ C. Michael Garrido
                                          --------------------------------------
                                                    Senior Vice President
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--33

                                       COMMERCE BANK, N.A.



                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--34

                                       RZB FINANCE LLC



                                       By:
                                          --------------------------------------
                                                     Authorized Officer

                                       By:
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--35

                                       FIRST UNION NATIONAL BANK



                                       By: /s/ Robert R. Wetteroff
                                          --------------------------------------
                                                   Senior Vice President
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--36

                                       UMB BANK, N.A.



                                       By: /s/ Kathy Trigg
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--37

                                       MERRILL LYNCH BANK USA



                                       By: /s/ Preston L. Jackson
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--38

                                       LEHMAN COMMERCIAL PAPER INC.



                                       By: /s/ Michele Swanson
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--39

                                       NATEXIS BANQUES POPULAIRES


                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------


                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                     Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------



                                     S--40